Exhibit 99.4

A FRESH, UNIQUE APPROACH TO GROWING WITH THE MERGER
OF BTH BANK AND ORIGIN BANK

About the Merger

Q. Who are Origin Bancorp and Origin Bank?

A. Origin Bancorp is the financial holding company of Origin Bank. Origin Bank is a Louisiana state-chartered community bank headquartered in Choudrant, Louisiana, operating since 1912. Since 2018, Origin Bancorp has operated as a publicly traded company, trading on the NASDAQ under the ticker symbol “OBNK”. Origin Bank has approximately 44 banking centers throughout Louisiana, Mississippi and Texas. Most of the banking assets (approaching $8 billion) lie within the markets surrounding North Louisiana, Jackson, Mississippi, Houston, Texas and the Dallas-Fort Worth Metroplex.

Q. Is OBNK financially strong and well capitalized?

A. Absolutely! As a publicly traded company, OBNK financials are published for public review on a quarterly basis. As of 12/31/2021, OBNK reported record net income of $28.3 million for the fourth quarter and record net income of $108.5 million for the year ended 12/31/2021. Annualized returns on average stockholder’s equity and average assets were 15.70% and 1.49%, respectively, for the quarter ended 12/31/2021. Stockholders’ equity was $730.2 million as of 12/31/2021, representing a Tier 1 leverage ratio of 9.20% and total capital to risk-weighted assets ratio of 14.76%.

Q. BTH Bank was not positioning to sell, and the stated exit strategy has been there is none. Why is the bank now deciding to merge with Origin Bank?

A. From launch of the fresh, unique approach to banking on January 16, 2013, BTH Bank was intentional about escalating the growth of its equity and assets. The bank did so at an accelerated pace, generating near ten times asset and equity growth from 2013 to 2018. By design, the intent of the bank was to plateau its growth by 2018, as the bank’s infrastructure and efficiency likely would not permit the same growth pace beyond 2018. Since 2018, the bank has experienced opportunity costs for growth and productivity due to its maximized efficiency. Because of this culmination of events, in recent years, bank leadership has deliberated on the most effective and efficient ways to resume its growth. Continued growth would need to be organic, as the bank’s infrastructure is not adequately equipped to pursue bank acquisitions. Accelerating organic growth would require a significant capital investment in additional depth of personnel, particularly within the areas of lending, compliance and administration. As the bank has contemplated and prepared to resume its organic growth, we were unexpectedly approached by Drake Mills, Chairman, President and CEO of OBNK, with a unique and compelling proposition to partner, as opposed to continuing the BTH Bank growth path alone and organically. Over the next several months, we held discussions with Mr. Mills and learned how both of our organizations are focused on relationship-based, community banking. Given Origin Bank’s size and more robust infrastructure, BTH Bank will be able to continue its growth plans throughout northeast Texas and ultimately resume its growth at a swifter pace due to the vast offerings of products and services available to Origin Bank customers. Origin Bank has yet to operate in east Texas; thus, the addition of BTH Bank east Texas operations is an anticipated path to enhance shareholder value and appreciation. Furthermore, the addition of BTH Bank Dallas-Fort Worth banking relationships to the existing Origin Bank Dallas-Fort Worth banking relationships should represent a significant increase in assets and market share. We do not consider the opportunity with OBNK an absolute sale of BTH Bank, but rather an opportunity to partner with an equally long-standing banking organization with a like-minded approach to a customer beneficial banking model focus on OTHERS. Pursuant to the proposed merger, BT Holdings, Inc. shareholders will become OBNK shareholders and will have more liquidity in their investment. BT Holdings, Inc. shareholders will have board representation within OBNK as well, as two positions on the board of directors of OBNK will be assumed by BTH Bank leadership.

Q. How would Bob Dyer perceive the merger opportunity with Origin Bank?

A. BD was approached by Drake Mills in early 2019 and was prepared to engage in a conversation about the two banking institutions. Due to BD’s cancer diagnosis soon thereafter in early 2019, a potential visit with Drake Mills was placed on hold. We (BD included) have well understood that to build a successful organization and business, the foundation and infrastructure must be equipped to sustain for the long term. Banks are not meant to be traded like a commodity or real estate, and employees generally do not respond well to organizations formed for quick trade resulting in a near term profit. BTH Bank was built to operate perpetually; hence, the bank’s mantra “our exit strategy is there is none”. As with any successful business venture, the BTH Bank financial performance and results have been an attraction and of keen interest to its peer bank community. Although BTH Bank has no exit strategy, the unsolicited OBNK strategic opportunity has surfaced, and the Board is satisfying its fiduciary duty to consider and explore the proposed merger. BD was, and would continue to be, proud of the accomplishments of BTH Bank. He did not aspire for the success of BTH Bank strictly for self-purpose, but rather for others, inclusive of his family, friends, colleagues and customers. The concept of BTH Bank was formed with necessary risks to generate a more desirable, long-term reward. These same attributes apply to consideration of the OBNK merger. The BTH Bank investment has performed well for its shareholders, and the proposed merger with OBNK should allow for continued positive performance for BT Holdings, Inc. shareholders, their children and their grandchildren.

Q. Will my ownership in BT Holdings, Inc. transfer to OBNK?

A. At close of the merger, OBNK will issue 6,828,390 shares of its common stock in exchange for all of the outstanding shares in BT Holdings, Inc., in accordance with the terms of the merger agreement. Of course, shareholders within the BTH Bank KSOP are included within this shareholder pool. In addition, all stock options under existing BT Holdings, Inc. stock option plans will immediately vest, and the stock options will be converted into options to purchase a then defined and determined number of OBNK shares at merger close (under current exercise periods). While we certainly hope that BT Holdings, Inc. shareholders will choose to retain their investment for the long-term, unlike ownership in BT Holdings, Inc., ownership in OBNK will be readily marketable due to the nature of its listing on the NASDAQ and will therefore provide owners with more marketability and optionality of their investment.

Q. Will my employment in BTH Bank be affected due to the merger?

A. The intention and plan are for BTH Bank bankers to remain with the combined organization, ideally having expanded opportunities for personal and professional growth as Origin Bank banking services extend well beyond only deposits and loans. Due to the growth prospects of the combined organization, BTH Bankers are necessary resources for continued success. Origin Bank continually seeks employees with integrity, intelligence and energy. BTH Bank bankers most certainly meet those characteristics! Furthermore, Origin Bank has a decentralized management and operational infrastructure, especially for a bank of its size, and remains intently focused on avoiding the bureaucratic inefficiencies of most banks. BTH Bank and Origin Bank are aligned in their consensus that mimicking the bureaucratic herd of other banks ultimately results in regression to the mean and loss of productivity. BTH Bank and Origin Bank are committed to preserving the high level of customer service as we embark upon this journey and we both believe BTH Bank will be afforded the opportunity to experience significant growth due to the enhanced infrastructure of Origin Bank and the opportunity costs that BTH Bank has been unable to seize in recent years due to its maximized efficiency.

Q. What type of customer relationships is Origin Bank seeking?

A. For deposits, CIPE (commercial, industrial, professional, and executive) customers, as well as individuals. For credit relationships, CIPE opportunities as well as opportunities for individuals interested in home mortgages. Essentially the historical prospects of BTH Bank, plus expanded banking services for individuals and businesses, such as business credit cards, payroll cards and insurance.

Q. Will the "putting people first" philosophy continue?

A. Absolutely! Just with the historical philosophy of BTH Bank, Origin Bank is intently focused on putting people first. It is simply not compromising fair and equitable treatment of one constituency for the benefit of others, but continually endeavoring to paddle in sync and provide the staff with the opportunity to grow personally, professionally, and financially; to provide professional, CUSTOMER BENEFICIAL and friendly banking services; to produce an attractive return on shareholder equity for the near and longer term; and strive each day and on each banking transaction/service to treat others as we would want to be treated.

Q. Will there be a system/software conversions subsequent to the merger and will a name change occur?

A. Yes, but we are intentionally planning to delay the conversion until the end of 2022 and possibly into 2023 to allow ample time to prepare. Origin Bank utilizes FIS for its operating system and is soon to depart from the LaserPro loan document preparation system to nCino. Thus, there will be software conversions subsequent to the merger. At this point, we anticipate the bank’s name will change to Origin Bank in connection with the operating system conversion. We are very sensitive to the customers in our markets and understand that community banking is more about the people in the bank than it is about a name or logo on a building. We will remain in contact as developments occur regarding the timing of the name change and conversion. However, we anticipate minimal disruption to customer accounts.

Q. When will the merger of BTH Bank and Origin Bank close?

A. Ultimate close of the merger is subject to requisite regulatory and shareholder approval of both institutions. We are working to complete the merger as soon as possible, which we are targeting to occur in the second half of 2022.

Q. When will we be able to meet executive management of OBNK?

A. Drake Mills and Lance Hall (Origin Bank President and CEO), as well as other leadership of Origin Bank, will soon be traveling to each BTH Bank location to introduce themselves. Just as the leadership of BTH Bank has routinely traveled throughout the BTH Bank locations and markets, the Origin Bank leadership adheres to the same philosophy. While Origin Bank executive management is decentralized and allows each banking center market to establish its own operating approach and style, the Origin Bank executive management is consistently ready, willing and able to assist as needed.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Origin Bancorp, Inc. (“Origin”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Origin’s current expectations and assumptions regarding Origin’s and BT Holdings, Inc.’s (“BTH’s”) businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Origin’s or BTH’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Origin and BTH, the outcome of any legal proceedings that may be instituted against Origin or BTH, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Origin and BTH do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Origin and BTH successfully, and the dilution caused by Origin’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, Origin disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Origin and factors which could affect the forward-looking statements contained herein can be found in Origin’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission (“SEC”).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction (the “Transaction”), Origin will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Origin and BTH and a prospectus of Origin, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving BTH and Origin will be submitted to BTH’s and Origin’s shareholders for their consideration.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT ORIGIN, BTH AND THE TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Origin at its website, www.origin.bank. Documents filed with the SEC by Origin will be available free of charge by accessing Origin’s Investor Relations website at ir.origin.bank or, alternatively, by directing a request by mail or telephone to Origin Bancorp, Inc., 500 South Service Road East, Ruston, Louisiana 71270, Attn: Investor Relations, (318) 497-3177.

PARTICIPANTS IN THE SOLICITATION

Origin, BTH and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Origin and BTH in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Origin, and its directors and executive officers, may be found in Origin’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders filed with the SEC on March 17, 2021, and other documents filed by Origin with the SEC. These documents can be obtained free of charge from the sources described above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.